TWELFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Twelfth Amendment to Eighth Restated Credit Agreement (this “Twelfth Amendment”) is effective as of May 6, 2013 (the “Twelfth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Twelfth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and the Borrowers have advised Administrative Agent and the Lenders that the Borrowers intend to sell or otherwise dispose of certain of their Oil and Gas Properties located in Creek and Love Counties, Oklahoma and more particularly described on Schedule 1 hereto (such Oil and Gas Properties, collectively, the “Creek County Properties”); and
WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to permit the sale of the Creek County Properties on the terms and conditions set forth herein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Twelfth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Twelfth Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“Creek County Properties” has the meaning given to such term in the Twelfth Amendment.
“Twelfth Amendment” means that certain Twelfth Amendment to Eighth Restated Credit Agreement dated effective as May 6, 2013, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
1.3    Amendment to Notice of Sales of Oil and Gas Properties Covenant. Section 8.01(h) of the Credit Agreement is hereby further amended by deleting the reference therein to “Section 9.12(g)” contained therein and inserting in lieu thereof a reference to “Section 9.12(h).”
1.4    Amendment to Asset Disposition Covenant. Section 9.12 of the Credit Agreement shall be amended by replacing clause (g) thereof with the following clauses (g) and (h) which shall read in full as follows:
“(g)     the sale or disposition of any of the Creek County Properties at any time prior to June 30, 2013; provided that:
(1) no Default or Event of Default exists or would exist after giving effect to such sale or other disposition,
(2) the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base at the time of such sale or disposition,
(3) 100% of the consideration received in respect of such sale shall be cash, and
(4) the consideration received in respect of such sale or other disposition shall be equal or greater than the fair market value of the Creek County Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
(h)    provided no Default or Event of Default exists or would exist after giving effect to such sale or other disposition, and provided further that the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base at the time of such sale or disposition of any Oil and Gas Property or the termination of any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), the sale or other disposition of any Oil and Gas Property or the termination of any Swap Agreements in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto) that is not otherwise permitted by the foregoing clauses (a) through (g); provided that:
(i) the aggregate value (which, for purposes hereof, shall mean the value the Administrative Agent attributes to such Oil and Gas Property or Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto) for purposes of the most recent redetermination of the Borrowing Base) of such Properties sold or disposed of pursuant to this clause (h) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Borrowing Base then in effect, and
(ii) upon any termination of any Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto), Administrative Agent may, by notifying the Borrowers (or the Borrower Representative thereof), elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations and any such redetermination shall not be considered an Interim Redetermination.”
SECTION 2.    Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:
2.1    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
2.2    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Twelfth Amendment and the transactions contemplated hereby.
SECTION 3.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Twelfth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
3.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
3.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Twelfth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
3.3    Validity and Enforceability. This Twelfth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (i) the availability of equitable remedies may be limited by equitable principles of general application.
3.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
SECTION 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Twelfth Amendment.
4.2    Parties in Interest. All of the terms and provisions of this Twelfth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Twelfth Amendment and all related documents.
4.4    Counterparts. This Twelfth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Twelfth Amendment until Parent, Borrowers and Majority Lenders have executed a counterpart. Facsimiles or other electronic transmission (e.g. .pdf) shall be effective as originals.
4.5    Complete Agreement. THIS TWELFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
4.6    Headings. The headings, captions and arrangements used in this Twelfth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Twelfth Amendment, nor affect the meaning thereof.
4.7    Effectiveness. This Twelfth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
4.8    Governing Law. This Twelfth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:	Mark A. Fischer, Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

By:	Mark A. Fischer, Chief Executive Officer and President

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	Scott C. Pittman, Authorized Officer

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	ROYAL BANK OF CANADA, as a Lender
By:

Name:

Title:

LENDER:	UBS LOAN FINANCE LLC, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender
By:

Name:

Title:

LENDER:	WELLS FARGO BANK, N.A., as a Lender
By:

Name:

Title:

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender
By:

Name:

Title:

LENDER:	COMERICA BANK, as a Lender
By:

Name:

Title:

LENDER:	NATIXIS, as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	COMPASS BANK, as a Lender
By:

Name:

Title:

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:

Name:

Title:
By:

Name:

Title:

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	UNION BANK, N.A., as a Lender
By:

Name:

Title:

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

LENDER:	GOLDMAN SACHS BANK USA, as a Lender
By:

Name:

Title:

SCHEDULE 1

CREEK COUNTY PROPERTIES
Wells, Units and Ownership Interests
[See Attached]

1866587v.1 CHA715/23015    1